                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CITRIX SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                      LOGO

                                                                   April 7, 2000

Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of Citrix Systems, Inc. (the "Corporation") to be held at 10:00 a.m., on Thursday, May 18, 2000, at The Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

     At this Annual Meeting, you will be asked to elect three directors to three-year terms, to approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation, as amended, increasing from 400,000,000 to 1,000,000,000 the number of authorized shares of Common Stock, par value $.001 per share, of the Corporation, to approve the amendment and restatement to the Corporation's 1995 Stock Plan to increase the number of authorized shares, and to approve the Corporation's 2000 Director and Officer Stock Option and Incentive Plan. The Board of Directors unanimously recommends that you vote FOR these proposals.

     Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

     If you are a stockholder of record, please vote in one of the following three ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Your prompt cooperation will be greatly appreciated.

                                          Very truly yours,

                                          MARK B. TEMPLETON
                                          President and Chief
                                          Executive Officer

                              CITRIX SYSTEMS, INC.
                               6400 N.W. 6TH WAY
                         FORT LAUDERDALE, FLORIDA 33309

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 18, 2000

To the Stockholders of Citrix Systems, Inc.:

     The Annual Meeting of Stockholders of Citrix Systems, Inc., a Delaware corporation (the "Corporation"), will be held on Thursday, May 18, 2000 at 10:00 a.m., local time, at The Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, for the following purposes:

          1. To elect three (3) Class II directors to serve for a three-year term or until their successors are elected and qualified.

          2. To approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation, as amended, increasing from 400,000,000 to 1,000,000,000 the number of authorized shares of Common Stock, par value $.001 per share, of the Corporation.


          3. To approve the amendment and restatement to the Corporation's 1995 Stock Plan increasing from 69,945,623 (adjusted for stock splits) to 80,000,000 the number of shares of Common Stock available under the 1995 Stock Plan.


          4. To approve the Corporation's 2000 Director and Officer Stock Option and Incentive Plan.

          5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on March 27, 2000 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote in one of the following three ways whether or not you plan to attend the meeting:
(1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by telephone or on the Internet.

                                          By Order of the Board of Directors,

                                          MARK B. TEMPLETON
                                          President and Chief
                                          Executive Officer
Fort Lauderdale, Florida
April 7, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED IN THE ENCLOSED PROXY CARD OR COMPLETE YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                              CITRIX SYSTEMS, INC.
                               6400 N.W. 6TH WAY
                         FORT LAUDERDALE, FLORIDA 33309

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                 APRIL 7, 2000

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Citrix Systems, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 18, 2000, at 10:00 a.m., local time, at The Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334, or at any adjournments thereof (the "Meeting"). An Annual Report to Stockholders, containing financial statements for the fiscal year ended December 31, 1999 is being mailed together with this proxy statement to all stockholders entitled to vote at the Meeting. This proxy statement and the form of proxy were first mailed to stockholders on or about April 7, 2000.


     The purpose of the Meeting is to elect three Class II directors to the Corporation's Board of Directors, to approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), increasing from 400,000,000 to 1,000,000,000 the number of authorized shares of Common Stock, par value $.001 per share, of the Corporation, to approve the amendment and restatement to the Corporation's 1995 Stock Plan, and to approve the Corporation's 2000 Director and Officer Stock Option and Incentive Plan (the "2000 Plan"). Copies of the 1995 Stock Plan and the 2000 Plan are attached to this Proxy Statement as Annex A and Annex B. Only stockholders of record at the close of business on March 27, 2000 (the "Record Date") will be entitled to receive notice of and to vote at the Meeting. As of that date, 184,766,788 shares of Common Stock of the Corporation were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. Stockholders may vote in one of the following three ways whether or not you plan to attend the meeting: (1) by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (2) by completing your proxy using the toll-free telephone number listed on the proxy card, or (3) by completing your proxy on the Internet at the address listed on the proxy card. If you attend the meeting, you may vote in person even if you have previously returned your proxy card or voted by phone or on the Internet. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Corporation, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Corporation before the taking of the vote at the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Citrix Systems, Inc., 6400 N.W. 6th Way, Fort Lauderdale, Florida 33309,
Attention: Secretary, at or before the taking of the vote at the Meeting.


     The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     In the election of directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as directors. Approval of the amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and, therefore, with respect to votes on specific proposals, will have the effect of negative votes. Except with respect to the vote as to the amendment to the Certificate of Incorporation, broker "non-votes" are not so included.

     The persons named as attorneys-in-fact in the proxies, Mark B. Templeton and John P. Cunningham, were selected by the Board of Directors and are officers of the Corporation. All properly executed proxies returned in time to be counted at the Meeting will be voted. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the nominees to the Board of Directors, FOR the approval of the amendment to the Certificate of Incorporation, FOR the approval of the amendment and restatement of the 1995 Stock Plan and FOR the approval of the 2000 Plan.

     The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Stock as of the Record Date: (i) by each person who is known by the Corporation to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Corporation; (iii) by each present or former executive officer of the Corporation named in the Summary Compensation Table and (iv) by all directors, executive officers and nominees of the Corporation as a group. On February 16, 2000, the Corporation effected a 2-for-1 stock split in the form of a 100% stock dividend to stockholders of record of the Corporation's Common Stock on January 31, 2000. All share numbers in this table and elsewhere in this proxy statement reflect such stock split.


                                                             SHARES BENEFICIALLY   PERCENTAGE OF SHARES
                 NAME OF BENEFICIAL OWNER                         OWNED(1)         BENEFICIALLY OWNED(1)
                 ------------------------                    -------------------   ---------------------
FMR Corp.(2)...............................................      14,253,346                 7.7%
  83 Devonshire Street
  Boston, MA 02109

AMVESCAP PLC(3)............................................      13,683,702                 7.4%
  11 Devonshire Square
  United Kingdom ECZM 4YR

Morgan Stanley Dean Witter & Co.(4)........................      10,091,952                 5.5%
  1585 Broadway
  New York, NY 10036
Roger W. Roberts(5)........................................       1,689,365                   *
Edward E. Iacobucci(6).....................................       1,585,029                   *
Mark B. Templeton(7).......................................         877,604                   *
Michael W. Brown(8)........................................         170,000                   *
Kevin R. Compton(9)........................................         271,422                   *
Stephen M. Dow(10).........................................         180,516                   *
Robert N. Goldman(11)......................................          55,000                   *
Tyrone F. Pike(12).........................................         207,748                   *
Bruce C. Chittenden(13)....................................          57,090                   *
David A.G. Jones(14).......................................          12,501                   *
John W. White(15)..........................................          15,875                   *
James J. Felcyn, Jr.(16)...................................          58,745                   *
Marc-Andre Boisseau........................................              --                   *
All executive officers, directors and nominees as a group
  (17).....................................................       5,194,040                 2.8%


---------------

  *  Represents less than 1% of the outstanding Common Stock

 (1) Applicable percentage of ownership as of the Record Date is based upon 184,766,788 shares of Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Corporation, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the Commission, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group which may be exercised within 60 days of the Record Date ("presently exercisable stock options").


 (2) With respect to information relating to FMR Corp., the Corporation has relied on information supplied by such entity in its Schedule 13G filing with the Commission on February 11, 2000.

 (3) With respect to information relating to AMVESCAP PLC, the Corporation has relied on information supplied by such entity in its Schedule 13G filing with the Commission on February 4, 2000. AMVESCAP PLC shares voting power and investment power with certain affiliated entities with respect to 13,683,702 shares.


 (4) With respect to information relating to Morgan Stanley Dean Witter & Co., the Corporation has relied on information supplied by such entity in its
     Schedule 13G filing with the Commission on February 1, 2000. Morgan Stanley Dean Witter & Co. shares voting power with certain account holders with respect to 10,000,578 shares and shares investment power with certain account holders with respect to 10,091,952 shares.

 (5) Includes 1,293,745 shares of Common Stock issuable pursuant to presently exercisable stock options.
 (6) Includes 319,069 shares of Common Stock issuable pursuant to presently exercisable stock options.
 (7) Includes 778,330 shares of Common Stock issuable pursuant to presently exercisable stock options.
 (8) Consists of 170,000 shares of Common Stock issuable pursuant to presently exercisable stock options.
 (9) Includes 180,000 shares of Common Stock issuable pursuant to presently exercisable stock options.
(10) Includes 90,000 shares of Common Stock issuable pursuant to presently exercisable stock options.
(11) Consists of 55,000 shares of Common Stock issuable pursuant to presently exercisable stock options.
(12) Includes 91,816 shares of Common Stock issuable pursuant to presently exercisable stock options, and 2,400 held in trust for the benefit of Mr. Pike's children.
(13) Consists of 57,090 shares of Common Stock issuable pursuant to presently exercisable stock options.
(14) Consists of 12,501 shares of Common Stock issuable pursuant to presently exercisable stock options.
(15) Includes 15,075 shares of Common Stock issuable pursuant to presently exercisable stock options.
(16) Consists of 58,745 shares of Common Stock issuable pursuant to presently exercisable stock options.

(17) Includes presently exercisable stock options to purchase an aggregate of 3,131,016 shares of Common Stock. See footnotes (5), (6), (7), (8), (9),
     (10), (11), (12), (13), (14), (15) and (16).

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

                                    NOMINEES

     The size of the Board of Directors is currently fixed at nine members. The Corporation's By-laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Messrs. Iacobucci, Brown and White are Class II directors whose terms expire at this Annual Meeting of Stockholders and are nominees for re-election as directors of the Corporation. The Board of Directors is also composed of (i) three Class I directors (Messrs. Goldman, Pike and Roberts), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2002, and (ii) three Class III directors (Messrs. Compton, Dow and Templeton), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2001.

     The Board of Directors has nominated and recommended that Messrs. Iacobucci, Brown and White, who are currently members of the Board of Directors, be elected as Class II directors, to hold office until the Annual Meeting of Stockholders to be held in the year 2003 or until their successors have been duly elected and qualified or until their earlier resignation or removal. The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" THE NOMINEES LISTED BELOW.

     The following table sets forth the nominees to be elected at the Meeting and, for each director whose term of office will extend beyond the Meeting, the year such nominee or director was first elected a director, the positions currently held by the nominees and each director with the Corporation, the year each nominee's or director's term will expire and class of director of each nominee and each director:

  NOMINEE'S OR DIRECTOR'S
       NAME AND YEAR                                                              YEAR TERM     CLASS OF
  FIRST BECAME A DIRECTOR              POSITION(S) WITH THE CORPORATION          WILL EXPIRE    DIRECTOR
----------------------------           --------------------------------          -----------    --------
NOMINEES:
Edward E. Iacobucci.........    Chairman of the Board, Vice President, Strategy     2003           II
  1989                          & Technology and Chief Technical Officer
Michael W. Brown............    Director                                            2003           II
  1997
John W. White...............    Director                                            2003           II
  1998
CONTINUING DIRECTORS:
Robert N. Goldman...........    Director                                            2002           I
  1995
Tyrone F. Pike..............    Director                                            2002           I
  1993
Roger W. Roberts............    Director                                            2002           I
  1990
Mark B. Templeton...........    President, Chief Executive Officer                  2001          III
  1998                          and Director
Kevin R. Compton............    Director                                            2001          III
  1991
Stephen M. Dow..............    Director                                            2001          III
  1989

                OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the director nominees to be elected at the Meeting, the directors and the executive officers of the Corporation, their ages, and the positions currently held by each such person with the Corporation.

                NAME                   AGE                           POSITION
-------------------------------------  ---   --------------------------------------------------------
Mark B. Templeton....................  47    President, Chief Executive Officer and Director
Edward E. Iacobucci..................  46    Chairman of the Board, Senior Vice President, Strategy &
                                             Technology and Chief Technical Officer
John P. Cunningham...................  62    Chief Financial Officer, Treasurer, Senior Vice
                                             President, Finance and Administration, and Assistant
                                             Secretary
Bruce C. Chittenden..................  52    Senior Vice President, Software Products
David A.G. Jones.....................  45    Senior Vice President, Worldwide Sales
Douglas A. Wheeler...................  37    Senior Vice President, Marketing
John C. Burris.......................  45    Vice President, Worldwide Customer Services
Leslie A. Pendergrast................  38    Vice President, Human Resources
David D. Urbani......................  54    Vice President, Controller
Kevin R. Compton(1)(2)...............  41    Director
Stephen M. Dow(1)....................  44    Director
Robert N. Goldman(2).................  50    Director
Michael W. Brown.....................  53    Director
John W. White........................  61    Director
Tyrone F. Pike.......................  45    Director
Roger W. Roberts.....................  55    Director

---------------

(1) Member of Compensation Committee.
(2) Member of Audit Committee.

     Mark B. Templeton has served as President of the Corporation since January 1998 and as its Chief Executive Officer since January 1999. He was elected to the Board of Directors in May 1998. Prior to January 1998, he served as Vice President, Marketing since joining the Corporation in June 1995. From April 1994 to June 1995, Mr. Templeton served as Group Director, Corporate Marketing for UB Networks, Inc. (formerly Ungermann-Bass, Inc.), a computer network hardware manufacturer. From November 1993 to April 1994, he served as Executive Vice President for Softblox, Inc., a software company. From July 1991 to November 1993, Mr. Templeton served as Vice President, Marketing for Keyfile Corporation, a group collaboration software company. Mr. Templeton also serves on the Board of Directors of Active Word Systems, Inc.


     Edward E. Iacobucci, co-founder of the Corporation, has served as a director and Chief Technical Officer since the Corporation's inception in 1989 and as Chairman of the Board since September 1991. From the Corporation's inception until April 1999, Mr. Iacobucci served as Chief Technical Officer and Vice President, Strategy & Technology. In April 1999, Mr. Iacobucci was promoted to Senior Vice President, Strategy & Technology. Prior to forming the Corporation in 1989, Mr. Iacobucci was employed for eleven years by IBM, where he was most recently responsible for the design and architecture of IBM PC operating systems and led the joint IBM/Microsoft design team that conceived the original OS/2 product. Earlier at IBM, Mr. Iacobucci had overall responsibility for the design and architecture of the IBM network management product, NetView. Mr. Iacobucci also serves on the Board of Directors of Caldera Systems, Inc. Mr. Iacobucci is the author of the well-known OS/2 Programmer's Guide.


     John P. Cunningham joined the Corporation as its Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Assistant Secretary in November 1999. Prior to joining the Corporation, Mr. Cunningham served as Executive Vice President and Chief Financial Officer of Getronics NV (formerly Wang Global), a computer services firm, from 1998 to 1999. Prior to that, he served as Chief Financial Officer at Whirlpool Corporation, a diversified manufacturer, from 1996 to 1998 and Maytag

Corporation, a diversified manufacturer, from 1994 to 1996. Mr. Cunningham has also served as Corporate Controller and held other general management positions at International Business Machines Corporation.

     Bruce C. Chittenden joined the Corporation in 1993 as Vice President, Engineering. In April 1999, Mr. Chittenden was promoted to Senior Vice President, Software Products. Prior to joining the Corporation, he served as Vice President, Engineering and Manufacturing of Uniquest, Inc., a network software manufacturer, from March to November 1993. From July 1991 to March 1993, Mr. Chittenden served as Executive Vice President of Computone Corporation, a computer peripherals manufacturer, and from April 1984 to July 1991 he served as Vice President, Engineering of The Santa Cruz Operation, Inc., a systems software manufacturer.

     David A.G. Jones joined the Corporation in October 1998 as Vice President, International. In April 1999, Mr. Jones was promoted to Senior Vice President, Worldwide Sales. Prior to joining the Corporation, he served as President of The Vision Factory, Inc., a developer of e-commerce software tools, from 1997 to 1998. From 1996 to 1997, he served as Vice President-International of mFactory Inc., a developer of multimedia development software. From 1993 to 1996, Mr. Jones served as Senior Director for Apple Computer, Inc., a computer company.

     Douglas A. Wheeler joined the Corporation in October 1999 as Senior Vice President, Marketing. Prior to joining the Corporation, he served as Vice President, Corporate Marketing for Compaq Computer Corporation, a computer manufacturer from 1997 to 1999. From 1996 to 1997, he served as Vice President, Corporate Marketing for Tandem Computers, a computer manufacturer. From 1993 to 1995, he served as Vice President, Corporate Marketing for UB Networks, Inc. a computer network hardware manufacturer.

     John C. Burris joined the Corporation in July 1999 as Vice President, Worldwide Customer Services. Prior to joining the Corporation, Mr. Burris was employed by Lucent Technologies from 1996 to 1999 as Vice President and General Manager of the Gulf States region. Prior to 1996, Mr. Burris was employed in various customer service capacities for AT&T Corp. including a term as managing director for AT&T's Asia/Pacific region.

     Leslie A. Pendergrast joined the Corporation in July 1996 as Director, Human Resources. In April 1999, Ms. Pendergrast was promoted to Vice President, Human Resources. Prior to joining the Corporation, Ms. Pendergrast served as Manager, Human Resources for Certified Vacations, a travel services company, from 1995 to 1996.

     David D. Urbani joined the Corporation in March 2000 as Vice President, Controller. Prior to joining the Corporation, Mr. Urbani served as Vice President, Treasurer for Maytag Corporation, a diversified manufacturer, from 1995 to 2000.

     Kevin R. Compton has served as a director of the Corporation since March 1991. Since 1990, Mr. Compton has served as a general partner of Kleiner Perkins Caufield & Byers, a venture capital investment firm. From May 1985 to December 1990, Mr. Compton was the vice president and general manager of the network systems team at Businessland, Inc., a computer retailer, and at AmeriSource Corporation prior to its acquisition by Businessland. Mr. Compton serves on the Board of Directors of OneWorld Systems, Digital Generations Systems, Corsair Communications and VeriSign and is also a director of several privately-held companies.

     Stephen M. Dow has served as a director of the Corporation since 1989. Since 1983, Mr. Dow has served as a general partner of Sevin Rosen Funds, a venture capital investment firm. Mr. Dow serves on the Board of Directors of ArQule, Inc. and Corsair Communications and is also a director of several privately-held companies.

     Robert N. Goldman has served as a director of the Corporation since June 1995. In November 1995, Mr. Goldman was named President and Chief Executive Officer of eXcelon Corporation, formerly known as Object Design, Inc., a developer of object data management software. From 1986 to August 1995, Mr. Goldman served as Chairman of the Board of Trinzic, Inc. and its predecessor software companies that were engaged in the development and marketing of client/server middleware software products. Trinzic was formed by the merger of AICorp and AION Corporation in 1992. Mr. Goldman served as AICorp President and Chief Executive Officer from 1986 to 1992. From 1983 to 1986, Mr. Goldman served as President and Chief Operating Officer of Cullinet Software, Inc., a software developer. Mr. Goldman serves on the Board of Directors of SystemSoft Corporation, Parametric Technology Corporation and several privately-held companies.

     Michael W. Brown has served as a director of the Corporation since July 1997. Mr. Brown served in various positions at Microsoft Corporation from 1989 through January 1998, including as Chief Financial Officer until July 1997. Mr. Brown is a member of the Board of Governors of the National Association of Security Dealers and Chairman of the Board of Directors of The Nasdaq National Market. Mr. Brown also serves on the Board of Directors of Wang Laboratories Inc. and Adminstaff, Inc.

     John W. White has served as a director of the Corporation since 1998. From March 1994 to August 1998, Mr. White served as Vice President and Chief Information Officer at Compaq Computer Corporation, a computer company and supplier of computer systems. Prior to joining Compaq, Mr. White spent more than 28 years at Texas Instruments, a diversified electronics company, most recently as President of the Information Technology Group. Prior to his tenure at Texas Instruments, Mr. White worked at Electronic Data Systems Corporation, a technology based professional services firm. Mr. White serves on the Board of Directors of Metasolv and Fast Software.

     Tyrone F. Pike has served as a director of the Corporation since 1993. Mr. Pike is CEO, President and Chairman of VPNX.com, Inc., formerly known as SwitchSoft Systems, Inc., a network management software company, which he founded in August 1996. From January 1994 to August 1996, Mr. Pike served in various positions at UB Networks, Inc., a computer network hardware manufacturer, including Senior Vice President and Chief Technical Officer from April 1995 to August 1996, Senior Vice President and General Manager Network Products Division from August 1994 to April 1995, and Senior Vice President and General Manager Network Services Division from January to August 1994. Prior to joining UB Networks, Mr. Pike served as a partner of Pike Associates, a consulting firm, from September 1992 to January 1994. From March to September 1992, Mr. Pike served as President and CEO of Global Village Communications, Inc., a Macintosh software and hardware supplier. From May 1991 to June 1992, he served as Manager, Strategic Planning & Business Development of Intel Corporation, a manufacturer of computer chips. From April 1983 to May 1991, Mr. Pike served as Founder, Chairman and President of LANSystems, Inc., a local area network company and a network management software provider, of which he served as a director until February 1994. Mr. Pike serves on the Board of Directors for Kaspia Systems, Inc. and Puma Technology.

     Roger W. Roberts has served as a director since joining the Corporation in June 1990. He also served as Chief Executive Officer of the Corporation from June 1990 until December 1998 and served as President of the Corporation from June 1990 until January 1998. Prior to joining the Corporation, Mr. Roberts was employed for over twenty years by Texas Instruments, a diversified electronics company, where he held technical, marketing and general management positions. Most recently at Texas Instruments, Mr. Roberts was Director of Marketing for the Peripheral Products Division, responsible for the MicroLaser printers and TravelMate notebooks.

     Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES


     The Board of Directors met 19 times during the fiscal year ended December 31, 1999. Each of the directors attended at least 75% of the total number of meetings of the Board of Directors and the committees on which they served during fiscal 1999. The Audit Committee of the Board of Directors, of which Messrs. Compton and Goldman are currently the only members, reviews with the independent accountants and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Corporation's financial statements by the independent auditors, recommends the retention of the independent auditors to the Board of Directors and periodically reviews the Corporation's accounting policies and internal accounting and financial controls. The Audit Committee met seven times during the fiscal year ended December 31, 1999. The Compensation Committee, of which Messrs. Compton and Dow are currently the only members, is responsible for administering the Corporation's stock ownership plans and for reviewing and approving compensation matters concerning the executive officers of the Corporation. The Compensation Committee met one time and took action by unanimous written consent 16 times during the fiscal year ended December 31, 1999. The Board of Directors does not currently have a standing nominating committee.

                       COMPENSATION AND OTHER INFORMATION
                       CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION SUMMARY


     The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the fiscal years ended December 31, 1999, 1998 and 1997 to (i) the Corporation's Chief Executive Officer during 1999, (ii) each of the other four most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in fiscal 1999 and (iii) one other person who would have been among the most highly compensated executive officers had he been an executive officer as of December 31, 1999.


                           SUMMARY COMPENSATION TABLE


                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                      ANNUAL COMPENSATION                 AWARDS(3)
                                          --------------------------------------------   ------------
                                                                                          SECURITIES
       NAME AND PRINCIPAL                                              OTHER ANNUAL       UNDERLYING       ALL OTHER
            POSITION               YEAR   SALARY($)   BONUS($)(1)   COMPENSATION($)(2)    OPTIONS(#)    COMPENSATION($)
---------------------------------  ----   ---------   -----------   ------------------   ------------   ---------------
Mark B. Templeton................  1999    307,500      176,396           4,859           1,200,000              --
  President, Chief Executive       1998    205,000      137,128              --             600,000              --
  Officer and Director             1997    160,000       90,000              --             225,000              --

Edward E. Iacobucci..............  1999    232,500       83,298           6,868             200,000              --
  Chairman of the Board,           1998    200,000      101,000              --             300,000          66,259(4)
  Senior Vice President, Strategy  1997    175,000       85,000              --             450,000              --
    & Technology and Chief
    Technical Officer

David A.G. Jones.................  1999    190,000      112,697              --             220,000           1,512(5)
  Senior Vice President,           1998     42,500       20,000              --             300,000         129,663(5)
    Worldwide Sales                1997         --           --              --                  --              --

Bruce C. Chittenden..............  1999    190,000       78,398           1,401             180,000              --
  Senior Vice President,           1998    170,000       94,770              --             160,000              --
  Software Products                1997    150,000       75,000              --             225,000              --

James J. Felcyn, Jr.(6)..........  1999    185,000       68,598           9,332              80,000              --
  Former Chief Financial Officer,  1998    170,000       76,128              --             160,000              --
  Treasurer, Vice President,       1997    150,000       55,000              --             225,000              --
  Finance, Administration and
  Assistant Secretary

Marc-Andre Boisseau(7)...........  1999    127,500       26,350              --             120,000              --
  Former Vice President,           1998    106,792           --              --              56,400              --
    Controller and Principal       1997     76,000           --              --             116,850              --
    Accounting Officer


---------------

(1) Bonuses are reported in the year earned, even if actually paid in a subsequent year.
(2) Consists of amounts paid in lieu of such officer's inability to defer certain matching 401(k) contributions due to the terms of the Corporation's 401(k) plan.
(3) The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts during the fiscal years ended December 31, 1999, 1998 and 1997. On February 20, 1998, the Corporation effected a 3-for-2 stock split in the form of a 50% stock dividend to the stockholders of record of the Corporation's Common Stock on February 12, 1998. On March 25, 1999, the Corporation effected a 2-for-1 stock split in the form of a 100% stock dividend to the stockholders of record of the Corporation's Common Stock on March 17, 1999. On February 16, 2000, the Corporation effected a 2-for-1 stock split in the form of a 100% stock dividend to the stockholders of record of the Corporation's Common Stock on January 31, 2000. All share numbers in this table and elsewhere in this proxy statement reflect such stock splits.
(4) Consists of non-reimbursed business expenses.
(5) Consists of relocation expenses.
(6) Mr. Felcyn resigned from his officerships in the Corporation effective November 30, 1999 and currently serves as a consultant/advisor to the Corporation.
(7) Mr. Boisseau resigned from the Corporation effective January 3, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth each grant of stock options made during the year ended December 31, 1999 pursuant to the Corporation's 1995 Stock Plan to each of the executive officers named in the Summary Compensation Table (the "Named Executive Officers"). The Corporation did not grant any stock options pursuant to the Corporation's 1989 Stock Option Plan or any stock appreciation rights to the Named Executive Officers during the fiscal year ended December 31, 1999.


                                     INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                           -------------------------------------                      VALUE AT ASSUMED
                           NUMBER OF     % OF TOTAL                                    ANNUAL RATES OF
                           SECURITIES     OPTIONS                                 STOCK PRICE APPRECIATION
                           UNDERLYING    GRANTED TO    EXERCISE                      FOR OPTION TERM(2)
                            OPTIONS     EMPLOYEES IN   PRICE(1)     EXPIRATION    -------------------------
NAME                       GRANTED(#)   FISCAL YEAR    ($/SHARE)       DATE         5%($)         10%($)
----                       ----------   ------------   ---------    ----------    ----------    -----------
Mark B. Templeton........   400,000         1.91         19.66       2/28/09      4,944,684     12,530,800
                            400,000         1.91         22.60       2/28/09      3,765,304     11,351,420
                            400,000         1.91         25.55       2/28/09      2,585,924     10,172,040
Edward E. Iacobucci......   200,000         0.95         24.38       5/31/09      3,065,861      7,769,494
David A.G. Jones.........   120,000         0.57         24.38       5/31/09      1,839,517      4,661,696
                            100,000         0.48         25.44        8/1/09      1,599,751      4,054,082
Bruce C. Chittenden......    80,000         0.38         24.38       5/31/09      1,226,345      3,107,797
                            100,000         0.48         25.44        8/1/09      1,559,751      4,054,082
James J. Felcyn, Jr......    80,000         0.38         24.38       5/31/09      1,226,345      3,107,797
Marc-Andre Boisseau......    60,000         0.29         24.38       5/31/09        919,759      2,330,848
                             60,000         0.29         25.44        8/1/09        959,850      2,432,449


---------------


(1) The exercise price per share of each option was determined by the Compensation Committee to be equal to the fair market value per share of Common Stock on the date of grant. The fair market value per share of Common Stock as of the Record Date was $101.13.

(2) Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Corporation's Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Corporation's Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

AGGREGATE OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth, for each of the Named Executive Officers, information with respect to the exercise of stock options during the year ended December 31, 1999 and the year-end value of unexercised options.

                                                        NUMBERS OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED
                           SHARES                            UNEXERCISED OPTIONS AT            IN-THE-MONEY OPTIONS AT
                         ACQUIRED ON       VALUE               DECEMBER 31, 1999                  DECEMBER 31, 1999
NAME                     EXERCISE(#)   REALIZED($)(1)      EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE($)(2)
----                     -----------   --------------   --------------------------------   -------------------------------
Mark B. Templeton......    304,846       6,975,128             397,858/1,682,820                19,847,837/70,334,407
Edward E. Iacobucci....    525,928       9,261,423               678,442/640,632                36,104,334/30,069,650
David A.G. Jones.......     87,494       1,530,498                     2/432,504                        90/17,580,739
Bruce C. Chittenden....    206,304       3,475,926                28,544/419,488                 1,505,238/18,709,692
James J. Felcyn, Jr....    222,914       4,964,690                10,940/309,488                   598,836/14,732,118
Marc-Andre Boisseau....     73,018       1,653,631                 2,437/197,547                    137,535/8,364,958

---------------

(1) Amounts disclosed in this column were calculated based on the difference between the fair market value of the Corporation's Common Stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and do not reflect amounts actually received by the named officers.
(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 1999, the fiscal year-end ($62.50 per share), multiplied by the number of shares underlying the option.

STOCK PLANS


     The Corporation currently has three employee stock ownership plans: the 1989 Stock Option Plan, the 1995 Stock Plan and the 1995 Employee Stock Purchase Plan. The 1989 Stock Option Plan, the 1995 Stock Plan and the 1995 Employee Stock Purchase Plan are all administered by the Compensation Committee of the Board of Directors. The 1989 Stock Option Plan has expired and no further options may be granted pursuant to such plan. As of the Record Date, options to purchase an aggregate of 817,324 shares of Common Stock were issued and outstanding under the 1989 Stock Option Plan, all of which were then exercisable.



     Under the terms of the Corporation's 1995 Stock Plan, the Corporation is authorized to make stock awards, provide eligible individuals with the opportunity to purchase stock, grant incentive stock options and grant non-statutory stock options to employees, consultants, directors and officers of the Corporation. The 1995 Stock Plan originally provided for the issuance of up to 36,000,000 shares (adjusted for stock splits), plus, effective on January 1, 1997, on January 1 of each year, a number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock issued and outstanding as of December 31 of the preceding year. Notwithstanding the foregoing, no more than 60,000,000 shares (adjusted for stock splits) of Common Stock may be issued pursuant to the exercise of incentive stock options granted under the 1995 Stock Plan. The terms of such Stock Rights, including the number of shares subject to each Stock Right, when the Stock Right becomes exercisable, the exercise or purchase price of the Stock Right, the duration of the Stock Right and the time, manner and form of payment upon exercise of the Stock Right, are generally determined by the Compensation Committee. As of the Record Date, options to purchase an aggregate of 40,589,324 shares of Common Stock were issued and outstanding under the 1995 Stock Plan, of which options for approximately 4,780,434 shares were then exercisable. The Corporation proposes to amend and restate the 1995 Stock Plan as provided herein in Proposal 3.


     The 1995 Employee Stock Purchase Plan provides for the issuance of a maximum of 9,000,000 shares of Common Stock (adjusted for stock splits) pursuant to the exercise of nontransferable options granted to participating employees. Under the 1995 Employee Stock Purchase Plan, eligible employees of the Corporation may participate in semi-annual plan offerings in which payroll deductions may be used to purchase shares of Common Stock. The purchase price of such shares is the lower of 85% of the fair market value of the Common Stock on the day the offering commences or 85% of the fair market value of the Common Stock on the day the offering terminates. As of the Record Date, 227,572 shares of Common Stock had been purchased under the 1995 Employee Stock Purchase Plan.


     REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ABOUT EXECUTIVE COMPENSATION

     This report is submitted by the Compensation Committee of the Board of Directors, which administered the Corporation's executive compensation program during the fiscal year ended December 31, 1999. The Compensation Committee of the Board of Directors is currently comprised of Messrs. Compton and Dow, two non-employee directors of the Corporation. Pursuant to authority delegated by the Board of Directors, the Compensation Committee is responsible for reviewing and administering the Corporation's stock ownership plans and reviewing and approving compensation matters concerning the executive officers of the Corporation.

     Overview and Philosophy. The Corporation uses its compensation program to achieve the following objectives:

     - To provide compensation that attracts, motivates and retains the best talent and highest caliber people to serve the Corporation's customers and achieve its strategic objectives.

     - To align management's interest with the success of the Corporation.

     - To align management's interest with stockholders by including long-term equity incentives.

     - To increase profitability of the Corporation and, accordingly, increase stockholder value.

     Compensation under the executive compensation program is comprised of cash compensation in the form of base salary and, in the case of certain executive officers, annual incentive bonuses and long-term incentive awards in the form of stock option grants. In addition, the compensation program is comprised of various benefits, including medical and insurance plans, the Corporation's 401(k) Plan, the 1995 Stock Plan and the 1995 Employee Stock Purchase Plan, which plans are generally available to all employees of the Corporation.

     Base Salary. Compensation levels for each of the Corporation's executive officers, including the Chief Executive Officer, are generally set within the range of salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at similar companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Corporation's past financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Corporation's long-term goals and strategies. Generally, salary decisions for the Corporation's executive officers are made near the beginning of each calendar year.

     Fiscal 1999 base salaries were determined by the Compensation Committee after considering the base salary level of the executive officers in prior years and taking into account for each executive officer the amount of base salary as a component of total compensation. Base salary, while reviewed annually, is only adjusted as deemed necessary by the Compensation Committee in determining total compensation to each executive officer. Base salary levels for each of the Corporation's executive officers, other than the Chief Executive Officer, were also based upon evaluations and recommendations made by the Chief Executive Officer.

     Incentive Compensation. The Compensation Committee determined the amount of incentive compensation paid to each of the executive officers in fiscal 1999 based upon a consideration of a number of factors which it deemed relevant to the executive officer's performance. These factors in 1999 included the Corporation's sales growth in 1999, the increase in the Corporation's profitability during 1999 and the executive officer's individual performance.

     Stock Options. The Compensation Committee believes that long-term incentive compensation in the form of stock options, helps to align the interests of management and stockholders and enables executives to develop a long-term stock ownership in the Corporation. In addition to an executive's past performance, the Corporation's desire to retain an individual is of paramount importance in the determination of stock option grants.

     When establishing stock option grant levels for executive officers, the Compensation Committee considered the existing levels of stock ownership, previous grants of stock options, vesting schedules of previously granted options and the current stock price. Options granted in fiscal 1999 were granted at an exercise price per share equal to or greater than the fair market value of the Common Stock, as determined by the Compensation Committee. The Compensation Committee reviews option grants to executive officers on an annual basis and considers the level of outstanding options as a factor in its determinations with respect to overall compensation for each of the executive officers. For additional information regarding the grant of options, see the table under the section heading "Option Grants in Last Fiscal Year."

     Other Benefits. The Corporation also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Corporation offers a stock purchase plan, under which employees may purchase Common Stock at a discount, and a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Corporation also maintains insurance and other benefit plans for its employees.

     Chief Executive Officer's Compensation. In 1999, the Corporation's Chief Executive Officer, Mark B. Templeton, received salary compensation of $307,500. The increase of Mr. Templeton's salary from $205,000 to $307,500 was based on an assessment of salaries believed by the Board of Directors to be paid to chief executive officers at similar companies, as well as an assessment of Mr. Templeton's qualifications, performance and expected contributions to the Corporation's planned growth during the year.

     Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Corporation has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Corporation's present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

RESPECTFULLY SUBMITTED BY THE COMPENSATION COMMITTEE

     Kevin R. Compton
     Stephen M. Dow

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Committee are Messrs. Compton and Dow. Neither member of the Committee was at any time during the past year an officer or employee of the Corporation or any of its subsidiaries, was formerly an officer of the Corporation or any of its subsidiaries, or had any relationship with the Corporation requiring disclosure herein.

     During the last year, no executive officer of the Corporation served as (i) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation; or (iii) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Corporation.

COMPENSATION OF DIRECTORS

     Employee Directors do not receive cash compensation for their service as members of the Board of Directors. Non-employee Directors receive a fee of $1,500 for each meeting of the Board of Directors that they attend, $200 for each meeting of the Board of Directors that they participate in via telephone, and $500 for each committee meeting that they attend. Non-employee Directors are reimbursed for their reasonable out-of-pocket expenses incurred in attending such meetings.


     Non-employee directors are also eligible for participation in the 1995 Non-Employee Director Stock Option Plan. The 1995 Non-Employee Director Stock Option Plan provides for the grant of options to purchase a maximum of 3,600,000 shares of Common Stock (adjusted for stock splits) to non-employee directors of the Corporation. The 1995 Non-Employee Director Stock Option Plan authorizes the grant to each director who is not an employee of the Corporation and who is first elected as a director after the date of the Corporation's initial public offering, an option to purchase 180,000 shares of Common Stock (adjusted for stock splits). Each non-employee director will also receive, on each three-year anniversary of such director's first election to the Board of Directors, an option to purchase 180,000 shares (adjusted for stock splits) of Common Stock, provided that such director has continuously served on the Board of Directors during such three-year period. The exercise price per share for all options granted under the 1995 Non-Employee Director Stock Option Plan will be equal to 100% of the fair market value per share of the Common Stock as of the date of grant. As of the Record Date, 1,106,475 options had been granted under the 1995 Non-Employee Director Stock Option Plan, of which options for approximately 531,071 shares were then exercisable.

STOCK PERFORMANCE GRAPH

     The Stock Performance Graph set forth below compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from the Corporation's initial public offering on December 8, 1995 through December 31, 1999, with the cumulative total return on the Center for Research in Securities Prices Index for the Nasdaq Stock Market National Market Index ("Nasdaq National Market Index"), the Standard & Poor's 500 Stock Index ("S&P 500") and the Prepackaged Software (SIC Code 7372) Index ("Prepackaged Software Index"). The comparison assumes $100 was invested on December 8, 1995 in the Corporation's Common Stock, in the Prepackaged Software Index, the Nasdaq National Market Index and the Standard and Poor's 500 Stock Index and assumes reinvestment of dividends, if any.

                                        CITRIX SYSTEMS, INC.   PREPACKAGED SOFTWARE          NASDAQ                S&P 500
                                        --------------------   --------------------          ------                -------
12/08/95                                          100                    100                    100                    100
12/31/95                                       108.33                  97.26                  99.63                 101.93
12/31/96                                       260.42                 129.27                 123.81                 125.33
12/31/97                                       506.67                 164.54                 151.45                 167.15
12/31/98                                       970.14                 276.49                 213.61                 214.91
12/31/99                                      2458.72                 516.87                 376.74                 260.14

(1) Prior to December 8, 1995 the Corporation's Common Stock was not publicly traded. Comparative data is provided only for the period since that date.
(2) On December 21, 1999, the Corporation was included in the Standard & Poor's 500 Stock Index.

     The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

                                   PROPOSAL 2
                         AMENDMENT OF THE CORPORATION'S
                          CERTIFICATE OF INCORPORATION

     By a Board of Directors vote dated March 10, 2000, the Board of Directors recommended, and deemed advisable, to the stockholders that the Corporation amend the Corporation's Amended and Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of Common Stock, par value $.001 per share, from 400,000,000 to 1,000,000,000 shares. Shares of the Corporation's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.


     As of the Record Date, there were approximately 184,766,788 shares issued and outstanding and approximately 42,513,123 shares reserved for future issuance pursuant to outstanding options granted under the Corporation's stock plans. Prior to the amendment to the Certificate of Incorporation, the Board of Directors has authority to issue approximately 172,720,089 additional shares of Common Stock without further stockholder approval. If the amendment to the Certificate of Incorporation is approved, the Board of Directors will have the authority to issue approximately 772,720,089 additional shares of Common Stock without further stockholder approval. Although the Corporation has not entered into any agreements or understandings to issue any of the shares resulting from the amendment of the Certificate of Incorporation, the Board of Directors believes the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation: acquiring other businesses in exchange for shares of the Corporation's Common Stock; entering into collaborative research and development arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; facilitating broader ownership of the Corporation's Common Stock by effecting a stock split or issuing a stock dividend; raising capital through the sale of Common Stock or securities convertible into Common Stock; and attracting and retaining valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under the Corporation's stock plans. The Board of Directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.


     The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Corporation's existing stockholders. In addition, the Corporation's authorized but unissued shares of Common Stock could be used to make a change in control of the Corporation more difficult or costly. Issuing additional shares of Common Stock could have the effect of diluting stock ownership of the persons seeking to obtain control of the Corporation. The Corporation is not aware, however, of any pending or threatened efforts to obtain control of the Corporation and the Board of Directors has no current intention to use the additional shares of Common Stock in order to impede a takeover attempt.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS, AND DEEMS ADVISABLE,
                   A VOTE "FOR" THE APPROVAL OF THE AMENDMENT
               TO THE CORPORATION'S CERTIFICATE OF INCORPORATION

                                   PROPOSAL 3
                                APPROVAL OF THE
                      AMENDED AND RESTATED 1995 STOCK PLAN


     The 1995 Stock Plan was adopted by the Corporation's Board of Directors in September 1995 and received stockholder approval in October 1995. A maximum of 3,000,000 shares of Common Stock were originally reserved for issuance under the 1995 Stock Plan (i) upon the exercise of stock options granted to employees, consultants, directors and officers of the Corporation, (ii) in connection with awards of stock of the Corporation or (iii) for opportunities to make direct purchases of stock of the Corporation. Effective on January 1, 1997, the 1995 Stock Plan provides that on January 1 of each year, the maximum number of shares reserved for issuance is increased by a number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock issued and outstanding as of December 31 of the preceding year. Notwithstanding the foregoing, no more than 5,000,000 shares of Common Stock originally could be issued pursuant to the exercise of incentive stock options granted under the 1995 Stock Plan. The 1995 Stock Plan further provides for adjustments to the maximum number of shares reserved for issuance and the maximum number of shares which may be issued pursuant to the exercise of incentive stock options, upon the occurrence of, among other things, stock splits. Currently, after accounting for such adjustments, 69,945,623 shares of Common Stock (the "Base Limit") are reserved for issuance under the 1995 Stock Plan and a maximum of 60,000,000 shares of Common Stock may be issued pursuant to the exercise of incentive stock options. The Board of Directors has approved and recommends to the stockholders that they approve the Amended and Restated 1995 Stock Plan which increases the Base Limit to 80,000,000 shares.



     The following table sets forth as of the Record Date, all stock options granted under the 1995 Stock Plan since its inception to (i) all current executive officers as a group and (ii) all employees, excluding executive officers, as a group. No single person has received five percent or greater of the options granted under the 1995 Stock Plan. No non-employee director has been granted stock options under the 1995 Stock Plan since its inception.



                            NAME                              NUMBER OF OPTIONS
                            ----                              -----------------
All Current Executive Officers as a Group (9 Persons).......       7,739,000
All Employees who are not Executive Officers as a Group.....      51,847,760



     As of the Record Date, 54,866,175 shares remained authorized for issuance under the 1995 Stock Plan of which approximately 40,589,324 were reserved for outstanding options, such that only approximately 14,276,851 were available for new grants of stock options, awards of stock of the Corporation or opportunities to make direct purchases of stock of the Corporation. Since September 1995, the number of employees has increased from approximately 73 to approximately 1,232 as of the Record Date. The Corporation's management relies on stock options as an essential part of the compensation packages necessary for the Corporation to attract and retain experienced management and employees. The Board of Directors believes that the above amendments and ratification are essential to permit the Compensation Committee and Corporation's management to continue to provide long-term, equity-based incentives to present and future management and employees of the Corporation. If the increase in the number of shares authorized for issuance under the 1995 Stock Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity-based incentives to present and future employees.


                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                         VOTE "FOR" THE APPROVAL OF THE
                      AMENDED AND RESTATED 1995 STOCK PLAN

DESCRIPTION OF THE AMENDED AND RESTATED 1995 STOCK PLAN


     The purpose of the Amended and Restated 1995 Stock Plan (hereinafter, the "1995 Stock Plan") is to provide incentives to key employees and other individuals of the Corporation by providing them with opportunities to purchase stock of the Corporation. Under the 1995 Stock Plan, all employees of the Corporation are eligible to be granted stock options which qualify as incentive stock options ("ISO" or "ISOs") as defined in Section 422 of the Code. Consultants, all employees, officers and directors of the Corporation may be granted stock options which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"). However, the Corporation intends to refrain from future grants of stock options to directors and officers of the Corporation under the 1995 Stock Plan upon favorable approval of the 2000 Plan. Awards of stock and opportunities to make direct purchases of stock of the Corporation may also be granted to consultants, employees, officers and directors of the Corporation. ISOs, Non-Qualified Options, awards of stock and opportunities to make direct purchases of stock of the Corporation are sometimes referred to below collectively as "Stock Rights" and ISOs and Non-Qualified Options are sometimes referred to below individually as an "Option" and collectively as "Options." A copy of the 1995 Stock Plan is attached to this Proxy Statement as Annex A.


     Administration. The 1995 Stock Plan is administered by the Compensation Committee of the Board of Directors, which consists of two non-employee and disinterested directors. Subject to the provisions of the 1995 Stock Plan, the Compensation Committee has the authority to determine among other things, the persons to whom Stock Rights shall be granted, the number of shares subject to each grant, the duration of the Stock Right, when the Stock Right becomes exercisable, the per share exercise price or purchase price, and other terms and provisions governing the particular Stock Right. In addition, the Compensation Committee may authorize executive officers of the Corporation to execute stock option agreements with individuals hired as employees of the Corporation, not including individuals hired as executive officers. Pursuant to such authority, the executive officer may determine the number of stock options to be issued to such employee, subject to specific limitations set forth by the Committee in its grant of authority.


     Granting of Stock Rights. The aggregate fair market value (determined on the date of grant) of Common Stock to be received by an optionee (under all stock option plans of the Corporation) pursuant to an ISO, if such optionee exercises options at the earliest possible date, cannot exceed $100,000 in any calendar year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options. No employee of the Corporation may be granted options to acquire, in the aggregate, more than 2,000,000 shares of Common Stock under the 1995 Stock Plan during any fiscal year of the Corporation. Stock Rights may be granted under the 1995 Stock Plan at any time prior to or on September 27, 2005. The date of grant of a Stock Right under the Plan is the date specified by the Compensation Committee at the time it grants the Stock Right or the date permitted by the Compensation Committee pursuant to its grant of authority to an executive officer to execute stock option agreements with individuals hired as employees of the Corporation.



     Exercise Prices of Stock Rights. Pursuant to the 1995 Stock Plan, ISOs cannot be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of ISOs granted to an employee or officer holding 10% or more of the total combined voting power of all classes of stock of the Corporation). Fair market value shall mean the last reported sale price on the date of grant on the Nasdaq National Market. On the Record Date, the closing price of the Corporation's Common Stock on the Nasdaq National Market was $101.13.


     The exercise price per share of each Non-Qualified Option granted and the purchase price per share of any stock granted in any award or authorized as an opportunity to Purchase under the 1995 Stock Plan is determined by the Compensation Committee at the time of grant.

     Duration of Stock Rights. Subject to certain qualifications relating to the termination of the optionee's employment, or the optionee's death or permanent disability, the 1995 Stock Plan provides that each Option shall expire on the date specified by the Compensation Committee, but not later than (i) ten years from the date of grant in the case of Options generally, and (ii) five years from the date of grant in the case of ISOs granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Corporation.

     Exercise of Options. Each Option granted under the 1995 Stock Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Compensation Committee may specify. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. The Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limit on the fair market value of stock subject to ISOs which may become exercisable in any calendar year).

     Payments for Exercise of Stock Rights. Payment for the exercise of any Stock Right under the 1995 Stock Plan may be made in cash or by check in US Dollars or, if authorized by the Compensation Committee, (a) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (b) by delivery of a personal recourse, interest bearing note or (c) through delivery of an assignment to the Corporation of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay the amount to the Corporation.

     Assignability. Only the optionee may exercise an Option. ISOs are not transferable by the optionee except by will or by the laws of descent and distribution. Non-Qualified Options are not transferable by the optionee except by will or by the laws of descent and distribution, pursuant to a valid domestic relations order or in accordance with the terms of the optionee's option agreement.

     Effect of Termination of Employment, Disability or Death. Generally, Non-Qualified Options are subject to the termination and cancellation provisions as determined by the Compensation Committee at the time of grant.

     If an ISO optionee dies, any ISO held by such optionee may be exercised, to the extent exercisable on the date of death, by the optionee's estate, personal representative or beneficiary who acquires the Option by will or the laws of descent and distribution, at any time within 180 days from the date of the optionee's death (but not later than the specified expiration date of the ISO).

     If an ISO optionee ceases to be employed by the Corporation by reason of his or her disability (as defined in Section 22(e)(3) of the Code), the optionee may exercise any ISO held by him or her on the date of termination of employment, to the extent exercisable on that date, and at any time within 180 days from the date of termination of employment (but not later than the specified expiration date of the ISO).

     If an ISO optionee ceases to be employed by the Corporation other than by reason of death or disability, no further installment of his or her ISOs will become exercisable, and the ISOs shall terminate after the passage of 90 days from the date of termination of employment (but not later than their specified expiration dates), except to the extent that such ISOs shall have been converted into Non-Qualified Options.

     Termination of Plan; Amendments. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 1995 Stock Plan at any time (although such action shall not affect options previously granted). Any shares subject to an Option which for any reason expires or terminates unexercised may again be available for option grants under the 1995 Stock Plan. Unless terminated sooner, the 1995 Stock Plan will terminate at the end of the day on September 27, 2005.

                                   PROPOSAL 4
                   APPROVAL OF THE 2000 DIRECTOR AND OFFICER
                        STOCK OPTION AND INCENTIVE PLAN


     On March 10, 2000, the Corporation's 2000 Director and Officer Stock Option and Incentive Plan (the "2000 Plan") was adopted by the Board of Directors and recommended for approval to the stockholders. Under the terms of the 2000 Plan, the Corporation is authorized to make stock awards, provide eligible participants with the opportunity to purchase stock, grant ISOs and grant Non-Qualified Options (collectively, the "2000 Stock Rights") to directors and officers of the Corporation. Under the 2000 Plan, employee directors and officers of the Corporation are eligible to be granted stock options which qualify as ISOs. The 2000 Plan provides for the issuance of up to 4,000,000 shares, plus, effective on January 1, 2001, on January 1 of each year, a number of shares of Common Stock equal to one-half of one percent (0.5%) of the total number of shares of Common Stock issued and outstanding as of December 31 of the preceding year. Notwithstanding the foregoing, no more than 3,000,000 shares of Common Stock may be issued pursuant to the exercise of ISOs granted under the 2000 Plan. The terms of such 2000 Stock Rights, including the number of shares subject to each Stock Right, when the Stock Right becomes exercisable, the exercise or purchase price of the Stock Right, the duration of the Stock Right and the time, manner and form of payment upon exercise of a Stock Right, are to be determined by the Compensation Committee.


     The Corporation relies on stock options as an inducement to obtain and retain the services of qualified directors and officers. The Board of Directors believes that adoption of the 2000 Plan is essential to permit the Corporation to continue to provide long-term, equity-based compensation to present and future directors and officers of the Corporation. For various administrative and tax purposes, the Board of Directors had recommended establishing a new stock option plan for future grants of ISOs and Non-Qualified Options to directors and officers of the Corporation. The Corporation intends to refrain from future grants of stock options to directors and officers of the Corporation under the 1995 Stock Plan.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
                         VOTE "FOR" THE APPROVAL OF THE
           2000 DIRECTOR AND OFFICER STOCK OPTION AND INCENTIVE PLAN

DESCRIPTION OF THE 2000 DIRECTOR AND OFFICER STOCK OPTION AND INCENTIVE PLAN


     The purpose of the 2000 Plan is to provide stock options and other equity interests (each an "Award") in the Corporation to officers and directors of the Corporation and its subsidiaries (each a "Participant"), all of whom are eligible to receive Awards under the 2000 Plan. A copy of the 2000 Plan is attached to this Proxy Statement as Annex B.


     Administration. The 2000 Plan is administered by the Compensation Committee. The Compensation Committee has the power to construe the 2000 Plan, determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the 2000 Plan as they may deem desirable.

     Per-Participant Limit. No Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of common stock.

     Exercise Price. The exercise price of the stock underlying the options granted under the 2000 Plan is the fair market value of such shares on the date the option is granted. Fair market value is the last reported sale price of the Common Stock on the grant date as reported on the Nasdaq National Market.

     Duration of Options. Subject to certain qualifications relating to the termination of the optionee's tenure on the Board of Directors, or the optionee's death or permanent disability, the 2000 Plan provides that each option shall expire on the date which is ten (10) years after the date the option is granted.

     Exercise of Options. Each Option granted under the 2000 Plan shall either be fully exercisable at the time of grant or shall become exercisable in such installments as the Compensation Committee may specify. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the

Option, unless otherwise specified by the Compensation Committee. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable. The Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option (subject to the $100,000 per year limit on the fair market value of stock subject to ISOs which may become exercisable in any calendar year).

     Payment for Exercise of Options. Payment for the exercise of options under the 2000 Plan may be made (a) in cash or by check in US Dollars, (b) in whole or in part through delivery of shares of Common Stock valued at fair market value, or (c) through delivery of an assignment to the Corporation of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay the amount to the Corporation.

     Assignability. Options may be transferred by will or by the laws of descent and distribution or pursuant to and in accordance with the optionee's stock option agreement.

     Effect of Termination, Disability or Death. The Board of Directors determines the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of an optionee and the extent to which, and the period during which, the optionee, or the optionees' legal representative, conservator, guardian or designated beneficiary, may exercise rights under the Award.

     Termination of Plan; Amendments. The Board of Directors may from time to time adopt amendments, certain of which are subject to shareholder approval, and may terminate the 2000 Plan at any time (although such action shall not affect options previously granted). Any shares subject to an option which for any reason expires or terminates unexercised may again be available for option grants under the 2000 Plan. Unless terminated sooner, the 2000 Plan will terminate on March 10, 2010.

                 UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS GRANTED UNDER THE 1989 STOCK OPTION PLAN (THE "1989 PLAN"), THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (THE "DIRECTOR OPTION PLAN"), THE AMENDED AND RESTATED 1995 STOCK PLAN (THE "1995 STOCK PLAN"), THE 2000 DIRECTOR AND OFFICER STOCK OPTION AND INCENTIVE PLAN (THE "2000 PLAN"), AND THE 1995 EMPLOYEE STOCK PURCHASE PLAN (THE "1995 PURCHASE PLAN"), AND OF CERTAIN OTHER RIGHTS GRANTED UNDER SUCH PLANS, ARE BASED UPON THE PROVISIONS OF THE CODE AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, CURRENT REGULATIONS, AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. IT IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THESE PLANS OR OF THE REQUIREMENTS THAT MUST BE MET IN ORDER TO QUALIFY FOR THE DESCRIBED TAX TREATMENT.

     A. Incentive Stock Options. The following general rules are applicable under current United States federal income tax law to ISOs granted under the 1989 Plan, the Director Option Plan, the 1995 Stock Plan and the 2000 Plan:

        1. In general, an optionee will not recognize any income upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of an ISO, and the Corporation will not be entitled to a federal income tax deduction upon either the grant or the exercise of an ISO.

        2. If shares acquired upon exercise of an ISO are not disposed of within
(i) two years from the date the ISO was granted or (ii) one year from the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price generally will be treated as capital gain or loss to the optionee.

        3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

        4. The difference between the amount realized by an optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and
(ii) the amount of ordinary income recognized under the above rules generally will be treated as capital gain or loss.

        5. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of shares acquired upon exercise of an ISO, the Corporation generally will be entitled to a corresponding federal income tax deduction.

        6. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

        7. In addition to the tax consequences described above, the exercise of an ISO may result in an "alternative minimum tax." In general, the amount by which the fair market value of the shares received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the greater of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

        8. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds one year.

        9. Special rules apply if the shares acquired upon the exercise of an ISO are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     B. Non-Qualified Options. The following general rules are applicable under current United States federal income tax law to Non-Qualified Options granted under the 1989 Plan, the Director Option Plan, the 1995 Stock Plan and the 2000
Plan:

        1. In general, an optionee will not recognize any taxable income upon the grant of a Non-Qualified Option, and the Corporation will not be entitled to a federal income tax deduction upon such grant.

        2. An optionee generally will recognize ordinary income at the time of exercise of the Non-Qualified Option in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

        3. When an optionee sells the shares acquired upon the exercise of a Non-Qualified Option, he or she generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the shares (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds one year, such gain or loss will be a long-term capital gain or loss.

        4. When an optionee recognizes ordinary income attributable to a Non-Qualified Option, the Corporation generally should be entitled to a corresponding federal income tax deduction.

        5. An optionee may be entitled to exercise a Non-Qualified Option by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a Non-Qualified Option in such fashion, special rules will apply.

        6. Special rules apply if the shares acquired upon the exercise of a Non-Qualified Option are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     C. Stock Awards and Purchases. The following general rules are applicable under current United States federal income tax law to awards of stock of the Corporation and opportunities to purchase shares directly from the Corporation under the 1989 Plan, the Director Option Plan, the 1995 Stock Plan and the 2000
Plan:

     Persons receiving Common Stock under the 1995 Stock Plan and the 2000 Plan pursuant to an award or opportunity to purchase generally will recognize ordinary income equal to the fair market value of the shares received in the case of an award, or the excess of the fair market value of the shares (determined on the date of purchase) over the purchase price, in the case of an opportunity to purchase. The Corporation generally should be entitled to a corresponding federal income tax deduction. When such shares are sold, the seller generally will recognize capital gain or loss received equal to the difference between the amount realized upon the sale of shares and his or her tax basis in the shares (generally, the fair market value of the shares when acquired). Special rules apply if the shares acquired pursuant to an award or an opportunity to purchase are subject to vesting, or are subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

     D. Options Granted under the 1995 Employee Stock Purchase Plan. The following general rules are currently applicable under current United States federal income tax law to options under the 1995 Purchase Plan:

        1. The amounts deducted from an employee's pay under the 1995 Purchase Plan will be included in the employee's compensation subject to federal income tax. Generally, no additional income will be recognized by the employee either at the time options are granted pursuant to the 1995 Purchase Plan or at the time the employee purchases shares pursuant to the 1995 Purchase Plan.

        2. If the employee disposes of shares purchased pursuant to the 1995 Purchase Plan more than two years after the first business day of the payment period in which the employee acquired the shares, then upon such disposition the employee will recognize ordinary income in an amount equal to the lesser of:

                (a) the excess, if any, of the fair market value of the shares at the time of disposition over the amount the employee paid for the shares, or

                (b) 15% of the fair market value of the shares on the first business day of the payment period.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

        3. If the employee disposes of shares purchased pursuant to the 1995 Purchase Plan within two years after the first business day of the payment period in which the employee acquired the shares, then upon disposition the employee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the last business day of the Payment Period over the amount the employee paid for the shares.

     In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the employee's tax basis in the shares (generally, the amount the employee paid for the shares plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares will be long-term capital gain or loss if the employee's holding period for the shares exceeds one year.

        4. If the employee disposes of shares purchased pursuant to the 1995 Purchase Plan more than two years after the first business day of the Payment Period in which the employee acquired the shares, the Corporation will not be entitled to any federal income tax deduction with respect to the options or the shares issued upon their exercise. If the employee disposes of such shares prior to the expiration of this two-year holding period, the Corporation generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

                              SECTION 16 REPORTING


     Section 16(a) of the Exchange Act requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 1999 and written representations from certain Reporting Persons, the Corporation believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 1999, except for the following: John P. Cunningham filed a Form 3 in December 1999 with inaccurate option pricing data; James J. Felcyn, Jr. filed a Form 4 in December 1999 with inaccurate share data; Scott G. Kinnear filed a Form 3 on April 27, 1999 which reported his appointment as a Reporting Person on April 15, 1999 and filed a Form 4 on December 13, 1999 which reported transactions which took place in November 1999 and contained inaccurate share data; Charles A. Pettit filed a Form 3 in April 1999 with inaccurate share data; Andrew L. Stergiades filed a Form 3 in April 1999 with inaccurate share data thereby causing subsequent Form 4 filings to have inaccurate share data; Mark B. Templeton filed a Form 4 in August 1999 which did not properly report certain share exercises and filed a Form 4 in August 1999 which contained inaccurate share data; David J. Weiss filed a Form 4 on November 11, 1999 which reported transactions that took place in October 1999; and Michael Wendl filed a Form 3 on June 11, 1999 which reported his appointment as a Reporting Person on May 28, 1999 and filed a Form 4 on January 13, 2000 which reported transactions which took place in December 1999.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all Stockholders entitled to vote at the 2001 Annual Meeting of Stockholders of the Corporation or otherwise intended to be brought up at such Annual Meeting must be received at the Corporation's principal executive offices between November 9, 2000 and December 9, 2000. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Citrix Systems, Inc., 6400 N.W. 6th Way, Fort Lauderdale, FL 33309, Attention: Secretary.

                              INDEPENDENT AUDITORS

     The Board of Directors has retained the firm of Ernst & Young LLP ("Ernst & Young"), independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2000. Ernst & Young has served as the Corporation's accountants since 1989. It is expected that a member of Ernst & Young will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                           EXPENSES AND SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation and, in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained.

                                                                         ANNEX A

                              CITRIX SYSTEMS, INC.

                              AMENDED AND RESTATED
                                1995 STOCK PLAN

     1. Purpose. The purpose of the Citrix Systems, Inc. Amended and Restated 1995 Stock Plan (the "Plan") is to encourage key employees of Citrix Systems, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing opportunities to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");
(b) the grant of options which do not qualify as ISOs ("Non-Qualified Options");
(c) awards of stock in the Company ("Awards"); and (d) opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2. Administration of the Plan.

          A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required by applicable regulations under
     Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder) and (ii) to the extent required by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3. Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by applicable state law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive ISOs) ISOs shall be granted, and to whom (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

          B. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          C. Grant of Stock Rights to Board Members. Subject to the provisions of the first sentence of paragraph 2(A) above, if applicable, Stock Rights may be granted to members of the Board. All grants of Stock Rights to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2(A) above, members of the Board who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Stock Rights, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Stock Rights.

     3. Eligible Employees and Others. ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Stock Rights.


     4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of Common Stock of the Company, par value $0.001 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in paragraph 13, the aggregate number of shares which may be issued pursuant to the Plan is 80,000,000 (as adjusted for stock splits which occurred prior to the amendment and restatement of this
Plan) plus, effective as of January 1, 2001 and each year thereafter, a number of shares of Common Stock equal to five percent (5%) of the total number of shares of Common Stock issued and outstanding as of the close of business on December 31 of the preceding year. If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common Stock subject to such Stock Right shall again be available for grants of Stock Rights under the Plan. Notwithstanding anything to the contrary in this paragraph 4, no more than an aggregate of 60,000,000 shares of Common Stock (as adjusted for stock splits which occurred prior to the amendment and restatement of this Plan) may be issued pursuant to the exercise of ISOs granted under the Plan (including shares issued pursuant to the exercise of ISOs granted under the Plan that are the subject of disqualifying dispositions within the meaning of Sections 421, 422 and 424 of the Code and the regulations thereunder).



     No employee of the Company or any Related Corporation may be granted Options to acquire, in the aggregate, more than 2,000,000 shares of Common Stock (as adjusted for stock splits which occurred prior to the amendment and restatement of this Plan) under the Plan during any fiscal year of the Company. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.


     5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time on or after September 28, 1995 and prior to September 29, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Proposed Treasury Regulation Section 1.162-27.

     6. Minimum Option Price; ISO Limitations.

          A. Price for Non-Qualified Options, Awards and Purchases. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

          B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          C. $100,000 Annual Limitation on ISO Vesting. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

          D. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of grant or, if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq Stock Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq Stock Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B). Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

     8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          A. Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

          B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D. Acceleration of Vesting. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

     9. Termination of Employment. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     10. Death; Disability.

          A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the optionee's death.

          B. Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised it on that date, until the earlier of
     (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

     11. Assignability. No Stock Right shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee.

     12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-

Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13. Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

          A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined subsequent to the amendment and restatement of this Plan into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

          D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

          E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to

     Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

          H. Adjustments. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

     14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a), (b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or
(e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15. Term and Amendment of Plan. This Plan was adopted by the Board on September 28, 1995, subject, with respect to the validation of ISOs granted under the Plan, to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to September 28, 1996, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on September 27, 2005 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph
13); (f) the expiration date of the Plan may not be extended; and (g) the Board may not take any action which would cause the Plan to fail to comply with Rule 16b-3. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Option previously granted to such grantee.

     16. Conversion of ISOs into Non-Qualified Options. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

     17. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

     18. Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or
(b) the date one year following the date the ISO was exercised.

     19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 18), the vesting or transfer of restricted stock or securities acquired on the exercise of an Option hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute compensation includable in gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising an Option, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Option shares having an aggregate fair market value equal to the amount of such withholding taxes.

     20. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Options in connection with the Plan.

     21. Governing Law. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

Date Approved by the Board of Directors of the Company: September 28, 1995 Date Amendment and Restatement Approved by the Board of Directors of the
Company: March 10, 2000

Date Approved by Stockholders of the Company: October 16, 1995

                                                                         ANNEX B

                              CITRIX SYSTEMS, INC.

           2000 DIRECTOR AND OFFICER STOCK OPTION AND INCENTIVE PLAN

1.  PURPOSE AND ELIGIBILITY


     The purpose of this 2000 Director and Officer Stock Option and Incentive Plan (the "Plan") of Citrix Systems, Inc. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to officers and directors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.


2.  ADMINISTRATION


     a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.



     b. Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.


     c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

3.  STOCK AVAILABLE FOR AWARDS


     a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 4,000,000 shares plus, effective as of January 1, 2001 and each year thereafter, a number of shares of Common Stock equal to one-half of one percent (0.5%) of the total number of shares of Common Stock issued and outstanding as of the close of business on December 31 of the preceding year. Notwithstanding anything to the contrary in this paragraph 3(a), no more than an aggregate of 3,000,000 shares of Common Stock may be issued pursuant to the exercise of Incentive Stock Options (as hereinafter defined) granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options granted under the Plan that are the subject of disqualifying dispositions within the meaning of Sections 421, 422 and 424 of the Code and the regulations thereunder). If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards (other than ISOs) under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards (other than ISOs) under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.


     b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 1,000,000 shares of Common Stock.

     c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

4.  STOCK OPTIONS


     a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.



     b. Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option."


     c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

     d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

     e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

     f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

          (i) by check payable to the order of the Company;

          (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

          (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

5.  RESTRICTED STOCK


     a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.


6.  OTHER STOCK-BASED AWARDS

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.  GENERAL PROVISIONS APPLICABLE TO AWARDS

     a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

     c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

     e. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     f. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     g. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     h. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8.  MISCELLANEOUS

     a. Definitions.


          (i) "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Citrix Systems, Inc., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Citrix Systems, Inc., as defined in
     Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.



          (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.



          (iii) "Employee" for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.


     b. No Right to Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     f. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                          Adopted by the Board of Directors on
                                          March 10, 2000

                                     PROXY

                              CITRIX SYSTEMS, INC.

                    Proxy for Annual Meeting of Stockholders
                                  May 18, 2000

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned stockholder of Citrix Systems, Inc., a Delaware corporation (the "Corporation"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 7, 2000 and hereby appoints Mark B. Templeton and John P. Cunningham, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at The Westin Fort Lauderdale Hotel, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on May 18, 2000 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

SEE REVERSE SIDE                                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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Do not return your Proxy Card if you are voting by Telephone or Internet


[X] Please mark
    votes as in
    this example.

THESE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" THE PROPOSALS IN ITEMS 2,3,4 AND 5.

1. To elect three members to the Board of Directors to serve for three year terms as Class II Directors:

   Nominees: (01) Edward E. Iacobucci, (02) Michael W. Brown and
             (03) John W. White

   [ ] FOR ALL NOMINEES
   [ ] WITHHELD FROM ALL NOMINEES
   [ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING
   [ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

   [ ]
       --------------------------------------------
         For all nominees except as noted above

2. To approve an amendment to the Corporation's Amended and Restated Certificate of Incorporation, as amended, increasing from 400,000,000 to 1,000,000,000 the number of authorized shares of Common Stock, par value $.001 per share, of the Corporation.

                       [ ] FOR   [ ] AGAINST  [ ] ABSTAIN


3. To approve the amendment and restatement to the Corporation's 1995 Stock Plan increasing from 69,945,623 to 80,000,000 the number of shares of Common
   Stock available under the 1995 Plan.


                       [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

4. To approve the Corporation's 2000 Director and Officer Stock Option and Incentive Plan.

                       [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

                       [ ] FOR   [ ] AGAINST  [ ] ABSTAIN

(This proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name(s) appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature: ______________________________________ Date: _______________________

Signature: ______________________________________ Date: _______________________